EXHIBIT 10.4

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (the “Agreement”) made as of this 20th day of March, 2006, by CARDIOVASCULAR BIOTHERAPEUTICS, INC., a Delaware corporation (“Grantor”) in favor of Promethean Asset Management L.L.C., on its own behalf and in its capacity as collateral agent (together with its successors and assigns in such capacity, the “Grantee”) for the benefit of the entities identified on the Schedule of Buyers attached to the Purchase Agreement defined below (together with their successors and assigns, the “Lenders”):

WITNESSETH

WHEREAS, on March 20, 2006, Lenders made loans and certain other financial accommodations (collectively, the “Loans”) to Grantor, as evidenced by those certain Senior Secured Notes, dated as of the date hereof, made by Grantor payable to Lenders in the original aggregate principal amount of $20,000,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the “Notes”).

WHEREAS, the Notes are being acquired by Lenders pursuant to a Securities Purchase Agreement with Borrower dated as of March 20, 2006 (as same may be amended, restated, modified or supplemented and in effect from time to time, the “Purchase Agreement”)

WHEREAS, pursuant to a Security Agreement dated as of March 20, 2006 (as same may be amended, restated, modified or supplemented and in effect from time to time, the “Security Agreement”) among Grantor, the other “Debtors” from time to time party thereto and Grantee, Grantor has granted to Grantee, for the benefit of Lenders, a security interest in substantially all of the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Patents (as defined in the Security Agreement), and all products and proceeds thereof;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

1. Incorporation of the Notes, Purchase Agreement and Security Agreement. The Notes, the Purchase Agreement and Security Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Security Agreement.

2. Grant and Reaffirmation of Grant of Security Interests. To secure the payment and performance of the Liabilities, Grantor hereby grants to Grantee, for its benefit and the benefit of Lenders, and hereby reaffirms its prior grant pursuant to the Security Agreement of, a continuing security interest in Grantor’s entire right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the “Patent Collateral”), whether now owned or existing and hereafter created, acquired or arising:

(i) each Patent and application for Patent listed on Schedule 1 annexed hereto, together with any reissues, continuations or extensions thereof; and

(ii) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement of any Patent.

[Signature Pages Follow]

IN WITNESS WHEREOF, Grantor has duly executed this Agreement as of the date first written above.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

By:	/s/ Mickael A. Flaa
Its:	Chief Financial Officer

Agreed and Accepted

As of the Date First Written Above

PROMETHEAN ASSET MANAGEMENT L.L.C.,
as Collateral Agent

By:	/s/ Robert J. Brantman
Its:	Partner and Authorized Signatory

SCHEDULE 1

U.S. Patents

HOLDER	PATENT	PATENT NUMBER	ISSUE DATE
CardioVascular BioTherapeutics, Inc./ Phage Biotechnology Corporation	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	6,268,178	July 31, 2001

CardioVascular BioTherapeutics, Inc./ Phage Biotechnology Corporation	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	6,794,162	September 21, 2004

CardioVascular BioTherapeutics, Inc./ Phage Biotechnology Corporation	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	6,773,899	August 10, 2004

CardioVascular BioTherapeutics, Inc./ Phage Biotechnology Corporation	Method of Producing Biologically Active Human Acidic Fibroblast Growth Factor and its Use in Promoting Angiogenesis	6,642,026	November 4, 2003

Foreign Patents

HOLDER	COUNTRY	PATENT	PATENT NUMBER	ISSUE DATE
CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Austria	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	1180153	April 13, 2005

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Belgium	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	1180153	April 13, 2005

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Switzerland	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	1180153	April 13, 2005

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Germany	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	1180153	April 13, 2005

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	EP	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	1180153	April 13, 2005

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	France	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	1180153	April 13, 2005

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	United Kingdom	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	1180153	April 13, 2005

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Ireland	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	1180153	April 13, 2005

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Liechtenstein	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	1180153	April 13, 2005

U.S. Patent Applications

HOLDER	PATENT	APPLICATION NUMBER	APPLICATION DATE
CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Method of Producing Biologically Active Human Acidic Fibroblast Growth Factor and its Use in Promoting Angiogenesis	10/649,480	August 27, 2003

Foreign Patent Applications

HOLDER	COUNTRY	PATENT	APPLICATION NUMBER	APPLICATION DATE
CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Japan	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	2000 620108	May 24, 2000

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Australia	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	2001 284914	August 15, 2001

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Canada	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	2419203	August 15, 2001

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Europe	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	01964014.3	August 15, 2001

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Japan	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	2002-519596	August 15, 2001

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Korea	Phage-Dependent Super-Production Of Biologically Active Protein And Peptides	2003-7002240	August 15, 2001

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Australia	Method of Producing Biologically Active Human Acidic Fibroblast Growth Factor and its Use in Promoting Angiogenesis	2001 288256	August 15, 2001

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Canada	Method of Producing Biologically Active Human Acidic Fibroblast Growth Factor and its Use in Promoting Angiogenesis	2419338	August 15, 2001

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Europe	Method of Producing Biologically Active Human Acidic Fibroblast Growth Factor and its Use in Promoting Angiogenesis	01967977.8	August 15, 2001

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Japan	Method of Producing Biologically Active Human Acidic Fibroblast Growth Factor and its Use in Promoting Angiogenesis	2002-519599	August 15, 2001

CardioVascular BioTherapeutics, Inc./Phage Biotechnology Corporation	Korea	Method of Producing Biologically Active Human Acidic Fibroblast Growth Factor and its Use in Promoting Angiogenesis	2003-7002239	August 15, 2001

Patent Licenses

LICENSED PATENTS	NAME OF AGREEMENT	PARTIES	DATE OF AGREEMENT
None

2443398

031506

2444654

031506

2460753

032006